COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2024
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Country Risk

See “Note 2-Summary of Significant Accounting Policies-Concentration Risk.”

New Businesses and New Market Risk

Real estate agent income was a major income source of the Group in the PRC market since its inception. The Group’s real estate agent income declined by 90.34% in 2023 as compared to 2022 and declined by 89.71% in 2022 as compared to 2021. The decline in real estate agent income was primarily attributed to the tightening policy on the real estate market adopted in the PRC in recent years. As a result, it has become increasingly difficult to engage in new real estate sales projects in the PRC, leading to zero revenue from agent services for the six months ended June 30, 2024.

In response to the shrinking sales in the new residential housing market in the PRC, the Group is shifting its focus to the UK and other non-PRC markets. In August 2022, MDJM UK purchased “Fernie Castle,” a real property located in Scotland. The Group remodeled this property into a multi-functional cultural venue with functions for a fine dining restaurant, hotel, and wedding events. “Fernie Castle” is under renovation currently. In December 2022, MDJM UK purchased a second real estate property located at Torquay England. The Group has remodeled this property and is operating it as a hotel with restaurant facilities.

To operate these real properties, the Group needs to find experts and skilled workers in the UK local market and to obtain long-term financial support. There is no guarantee that these new businesses will be profitable in the short to medium term or that the Group will have sustainable financial sources to support such operations in the long term. In addition, the withdrawal of the UK from the European Union, the continuous increase in energy costs, the labor shortage in the UK, and the war in Ukraine are all expected to have negative impacts on the Group’s operations in the UK.

Legal Proceeding

Except for the following disclosure, the Group is currently not a party to any litigation of which, if determined adversely to the Group, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business, operating results, cash flows or financial condition.

The Group will file a civil complaint in local District’s court if there is a dispute on accounts receivable with customers. Historically, the Group has won the civil complaint and received the amounts awarded by court.

On March 18, 2022, the Chengdu Branch Office of Mingda Tianjin filed a civil complaint in the People’s Court of Dujiangyan City, Sichuan Province, alleging breach of contract and unpaid service fees against Chengdu TEDA New City. The total claimed amount was $740,414 (RMB5,380,734). On July 15, 2022, the court made a favorable judgment that Chengdu TEDA needed to pay the full amount claimed within five days. On July 29, 2022, Chengdu TEDA filed an appeal. On December 23, 2022, the Intermediate People’s Court of Chengdu City, Sichuan Province, made a final judgment, demanded that Chengdu TEDA pay liquidated damages and interest, totaling RMB5,157,182. Mingda Tianjin received the final payment of $819,318 (RMB5,954,151) on February 27, 2023.

On January 9, 2023, the Chengdu Branch Office of Mingda Tianjin filed a civil complaint in the People’s Court of Dujiangyan City, Sichuan Province, alleging breach of contract and an unpaid service fee against Chengdu TEDA New City. The total claimed amount was approximately $257,653 (RMB1,872,419). On March 28, 2023, the court made a favorable judgment that Chengdu TEDA needed to pay the full claimed amount within 10 days. On September 1, 2023, the Company received $124,898 (RMB907,662). As of the date of this report, the Company has not yet received the remaining funds and is actively pursuing the collection process.

On July 17, 2023, Mingda Tianjin initiated a civil lawsuit in the Heping District People’s Court of Tianjin City, alleging breach of contract against an individual over an unpaid receivable of $299,351 (RMB722,000). On September 8, 2023, a civil mediation resulted in an agreement documented by the court: the individual consented to pay Mingda Tianjin $61,922 (RMB450,000) plus $1,365 (RMB9,919) in expenses. In return, Mingda Tianjin agreed to forgive the remaining balance of $37,428 (RMB272,000). The agreed upon amount totaling $63,287 (RMB459,919) was received by Mingda Tianjin on September 10, 2023, subsequently closing the case.

Service Agreement

On April 11, 2024, MDJM, through its subsidiary FCC, entered into a service agreement with a scholar (“Scholar”). Under the terms of the agreement, the Scholar will utilize his cultural and academic expertise to provide professional advisory services for the Company’s Ancient Eastern Garden project in the Fernie Castle. As compensation, the Company will issue its ordinary shares to the Scholar in the following stages: (i) 23,360 ordinary shares (representing 0.2% of MDJM’s equity based on a total of 11.68 million shares) upon signing the agreement; (ii) 23,360 ordinary shares upon completion of the design, planning, and construction report for the Ancient Eastern Garden project at Fernie Castle, and commencement of construction; (iii) 23,360 ordinary shares within one year following the second issuance of shares; and (iv) 23,360 ordinary shares upon completion of the overall development of the Fernie Castle project and the official operation of the hotel and Eastern Garden. This agreement is intended to be long-term. If the Company wishes to terminate the agreement after one year, it must provide the Scholar with a three-month notice (See “Note 9 – Shareholders’ Equity”).